UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
AMENDMENT NO. 1
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 15, 2008

YONGYE BIOTECHNOLOGY INTERNATIONAL, INC.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

333-143314 (Commission File Number)	20-8051010 (IRS Employer Identification No.)

6th Floor, Suite 608, Xue Yuan International Tower, No.1 Zhichun Road, Haidian District, Beijing, PRC

(Address of principal executive offices and zip code)

+86-10-8231-8626

(Registrant’s telephone number including area code)

______________________
(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On April 22, 2008, Yongye Biotechnology International, Inc., (the “Company”) filed a Current Report on Form 8-K dated April 17, 2008 (the “Original Report”) under Items 1.01, 2.01, 3.02, 5.01, 5.02, 5.03, 5.06, 8.01 and 9.01 thereof, with the Securities and Exchange Commission (“SEC”) to report the consummation of its share exchange with Fullmax Pacific Limited, a company organized under the laws of the British Virgin Islands (“Fullmax”) and its shareholders pursuant to which Fullmax became a wholly-owned subsidiary of the Company.

In connection therewith, the Company made certain disclosures relating to the transition of its business and certain manufacturing operations from its predecessor company Yongye Inner Mongolia Biotechnology Company, Ltd. (“Inner Mongolia Yongye”) to Yongye Nonfeng Biotechnology Company, Ltd., a newly formed cooperative joint venture (the “CJV”).

The Company further prepared certain special-purpose, selected, pro forma financial statements consisting of a balance sheet and income statement (the “Pro Forma Financials”) in accordance with U.S. generally accepted accounting principles on the basis of specific information and assumptions available at that time relating to the proposed acquisition of the CJV by Inner Mongolia Yongye. The Pro Forma Financials presented the CJV as if it would have existed for the one year period beginning January 1, 2007 and ending December 31, 2007 on the basis of specific information and assumptions to provide clarity to investors about the impact of the transaction and how it might have impacted historical financial statements if it had been consummated and executed at an earlier time. The Pro Forma Financials also included selected assets, liabilities, and expenses related to the business of Inner Mongolia Yongye as shown in the audited financials presented in the Original Report.

Item 5.01 Change in Control of the Registrant

In connection with the share exchange, on May 15, 2008, the Company filed a Registration Statement on Form S-1 (the “Registration Statement”) pursuant to which the Company provided further disclosure, including the associated risk factors, involved with the transition of its business operations from Inner Mongolia Yongye to the CJV; its contractual relationship with Inner Mongolia Yongye for controlling its manufacturing process from procurement of raw materials to final production; and the relationship between the Company’s president with the CJV and Inner Mongolia Yongye in addition to the president’s ownership of Inner Mongolia Yongye. The Company also provided further disclosure relating to the Pro Forma Financials and certain inventory items.

Item 5.01 of the Original Report is hereby amended in its entirety by the incorporation by reference herein of the disclosure contained in the Registration Statement under the headings "Summary", "Risk Factors", "Management's Discussion Analysis of Financial Condition and Results of Operations", "Description of the Business", "Selected Financial Data", and "Description of Securities".

Except as described above, all other information herein is unchanged and reflects the disclosures made in the Original Report and this Form 8-K/A does not otherwise reflect events occurring after the Original Report or otherwise modify or update these disclosures.  Accordingly, this Form 8-K/A should be read in conjunction with the Company’s SEC filings subsequent to the filing of the Original Report.

 Item 9.01. Financial Statements and Exhibits.

The Company is also filing this Amendment No. 1 to the Original Report in order to depict further clarity and disclosure with respect to the Pro Forma Financials specifically with respect to carve out adjustments relating to such inventory items.

(a) Financial Statements of the Business Acquired.

Audited Financial Statements of Inner Mongolia Yongye Biotechnology Company, Ltd. as of, and for the years ended December 31, 2007 and 2006 and related notes thereto, are filed herewith as Exhibit 99.1 and incorporated herein by reference.

(b) Pro Forma Financial Information.

Unaudited pro forma financial statements of Yongye Biotechnology International, Inc. for the year ended December 31, 2007 and related notes thereto, are filed herewith as Exhibit 99.2 and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Patrizio and Zhao LLP(1)

99.1	Audited Financial Statements of Inner Mongolia Biotechnology Company, Ltd.(2)

99.2	Pro Forma and Carve out Financial Statements of Yongye Biotechnology International, Inc.(3)

(1) Filed herewith.

(2) Incorporated by reference to such financials appearing on pages F-1 to F-12 of the Registration Statement on Form S-1 filed with the SEC on May 15, 2008 (the “Registration Statement”). Any specific page number, section and other related references contained in Exhibit 99.1 refer to the Registration Statement with which the Audited Financial Statements were originally filed.

(3)Incorporated by reference to such Pro Forma and Carve Out Financial Statements appearing on pages F-13 to F-19 of the Registration Statement. Any specific page number, section and other related references contained in Exhibit 99.2 refer to the Registration Statement with which the Audited Financial Statements were originally filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YONGYE BIOTECHNOLOGY INTERNATIONAL, INC.

Date: May 21, 2008	By:	/s/ Zishen Wu
Name: Zishen Wu
Title: President and CEO